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                                         LifePoints Funds Class D & E Prospectus


                            Frank Russell Investment Company
                            Supplement Dated August 29, 1997
                        to the Prospectus Dated August 18, 1997



Effective August 29, 1997, the following statement is added to the Prospectus:


          "CLASS D SHARES OF THE LIFEPOINTS FUNDS ARE NOT CURRENTLY
                     OFFERED OR AVAILABLE FOR INVESTMENT."



-- As the third sentence of the first paragraph on page 1
-- As the second sentence of the second-to-last paragraph on page 2
-- As the second sentence of the second paragraph on page 5
-- Immediately following the heading "CLASS D SHARES" on page 6
-- As the second sentence under "ELIGIBLE INVESTORS" on page 16
-- As the first sentence under "PURCHASE OF LIFEPOINTS FUND SHARES" on page 30